UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2015

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)
MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Section 8.01 Other Events	Page 1
Signatures	Page 2

Section 8.01 Other Events
With regard to Director David B. Soule, Jr., on April 16, 2015, the Board of Directors of The First Bancorp, Inc., voted to temporarily waive Section 4.5 of the Company’s Bylaws which states that “no person shall be eligible to serve as a Director beyond December 31 in the year that he/she turns seventy (70) years of age.” This waiver is intended to provide additional time for recruitment of suitable new directors for the Company. The one-year waiver will extend the mandatory retirement date for Mr. Soule from December 31, 2015 to December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

F. Stephen Ward
Executive Vice President & Chief Financial Officer

Dated: April 21, 2015